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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement No. 333-116466 of CLARCOR Inc. on Form S-8 of our report dated June 10, 2005, appearing in this Annual Report on Form 11-K of the CLARCOR 401(k) Plan for the year ended December 31, 2004.


/s/ HORNE LLP


Nashville, Tennessee
July 7, 2005



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